                                                                    EXHIBIT 99.1

                         INDEX TO FINANCIAL STATEMENTS

                                                                            PAGE
                                                                            ----
UNAUDITED PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Combined Balance Sheet................................. F-2
Notes to Unaudited Pro Forma Combined Balance Sheet........................ F-3
Unaudited Pro Forma Combined Statements of Income.......................... F-4
Notes to Unaudited Pro Forma Combined Statements of Income................. F-7

                        TOTAL RENAL CARE HOLDINGS, INC.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                               SEPTEMBER 30, 1996
                                 (IN THOUSANDS)

                                              OTHER
                                             COMBINED
                              THE COMPANY  ACQUISITIONS  PRO FORMA
                              (HISTORICAL) (HISTORICAL) ADJUSTMENTS   COMBINED
                              ------------ ------------ -----------   --------
Cash and cash equivalents....   $  5,440      $  435      $(1,045)(a) $  4,395
                                                             (435)(b)
Accounts receivable, net.....     95,636       3,640         (445)(d)   98,831
Other current assets.........     14,855         155          (24)(d)   14,986
                                --------      ------      -------     --------
  Total current assets.......    115,931       4,230       (1,949)     118,212
Property and equipment, net..     49,443       3,522         (302)(b)   52,663
Intangible assets, net.......    151,279         820       25,506 (a)  177,605
Other assets.................      3,768          79          (79)(b)    3,768
                                --------      ------      -------     --------
                                $320,421      $8,651      $23,176     $352,248
                                ========      ======      =======     ========
Current liabilities..........   $ 30,677      $1,996      $  (380)(d) $ 32,293
Long-term debt...............     78,225       2,644       (2,644)(b)  109,515
                                                           31,290 (a)
Other long-term liabilities..      1,834         456                     2,290
Minority interest............      5,326         --        (1,535)(d)    3,791
Common stock.................         26          50          (50)(c)       26
Additional paid-in capital...    236,433       1,281       (1,281)(c)  236,433
Notes receivable from
 stockholders................     (2,783)        --           --        (2,783)
Retained earnings (deficit)..    (29,317)      2,224       (2,224)(c)  (29,317)
                                --------      ------      -------     --------
                                $320,421      $8,651      $23,176     $352,248
                                ========      ======      =======     ========

                        TOTAL RENAL CARE HOLDINGS, INC.

              NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET

1. BASIS OF PRESENTATION

  The Unaudited Pro Forma Combined Balance sheet of Total Renal Care Holdings, Inc. as of September 30, 1996 gives effect to the acquisition of individually insignificant acquisitions consummated during the period October 1, 1996 to October 30, 1996 and individually insignificant acquisitions which were probable as of October 30, 1996, in each case as if such acquisitions were consummated on September 30, 1996. The pro forma adjustments are based on consideration exchanged, including the estimated fair value of assets acquired and liabilities assumed. The actual adjustments, which will be based on valuations of fair value as of the date of acquisition, may differ from those made herein.

2. PRO FORMA ADJUSTMENTS

  (a) To record the combined acquisitions as follows (in thousands):

   Purchase price...................................................... $32,335
   Net book value of assets acquired...................................   6,009
                                                                        -------
   Purchase price allocated to intangible assets....................... $26,326
                                                                        =======

  The purchase prices of the consummated and probable combined acquisitions will be paid with cash of $1,045,000 and borrowings of $31,290,000.

  (b) To reflect assets and liabilities not acquired by the Company.

  (c) To eliminate the equity of the acquired businesses.

  (d) To eliminate the minority interest related to the acquisition of the remaining interest in a facility. The facility balances are included in both the Company historical totals and the Other Combined Acquisitions historical totals and, therefore, are adjusted in the Pro Forma Adjustments column.

                        TOTAL RENAL CARE HOLDINGS, INC.

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                      NINE MONTHS ENDED SEPTEMBER 30, 1996
                                 (IN THOUSANDS)

                                                                     SOUTH
                                                       CAREMARK     CAROLINA
                          THE COMPANY                 FACILITIES   FACILITIES
                           9 MONTHS                    2 MONTHS     2 MONTHS
                             ENDED                      ENDED        ENDED        OTHER
                         SEPTEMBER 30,               FEBRUARY 28, FEBRUARY 28,   COMBINED
                             1996          DEBT          1996         1996     ACQUISITIONS  PRO FORMA
                         (HISTORICAL)  RETIREMENT(a) (HISTORICAL) (HISTORICAL) (HISTORICAL) ADJUSTMENTS   COMBINED
                         ------------- ------------- ------------ ------------ ------------ -----------   --------
Net operating revenues..   $188,153                     $7,805       $1,133      $37,236      $(1,425)(b) $231,753
                                                                                               (1,149)(p)
Operating expenses......    153,921                      8,250        1,055       31,408        3,326 (c)  196,892
                                                                                               (1,068)(p)
                           --------                     ------       ------      -------      -------     --------
Operating income........     34,232                       (445)          78        5,828       (4,832)      34,861
Interest expense, net...      3,862        $(804)          127           (1)         244         (370)(d)    7,019
                                                                                                3,961 (e)
                           --------        -----        ------       ------      -------      -------     --------
Income before income
 taxes, minority
 interests and
 extraordinary item.....     30,370          804          (572)          79        5,584       (8,423)      27,842
Income taxes............     11,537                       (232)                       37         (736)(f)   10,606
                           --------        -----        ------       ------      -------      -------     --------
Income before minority
 interest and
 extraordinary item.....     18,833          804          (340)          79        5,547       (7,687)      17,236
Minority interest in
 income of consolidated
 subsidiaries...........      2,295                                                               274 (g)    2,529
                                                                                                  (40)(p)
                           --------        -----        ------       ------      -------      -------     --------
Income before
 extraordinary item.....   $ 16,538        $ 804        $ (340)      $   79      $ 5,547      $(7,921)    $ 14,707
                           ========        =====        ======       ======      =======      =======     ========
Income per share before
 extraordinary item.....   $   0.65                                                                       $   0.56
                           ========                                                                       ========
Weighted average number
 of common shares and
 equivalents
 outstanding............     25,409                                                               937 (h)   26,346
                           ========                                                           =======     ========

                        TOTAL RENAL CARE HOLDINGS, INC.

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                      SEVEN MONTHS ENDED DECEMBER 31, 1995
                                 (IN THOUSANDS)

                                                                                                   SOUTH
                                                            MIAMI      SOUTHWEST     CAREMARK     CAROLINA
                  THE COMPANY                             FACILITIES   FACILITIES   FACILITIES   FACILITIES
                    7 MONTHS                               1 MONTH      6 MONTHS     7 MONTHS     7 MONTHS
                     ENDED                                  ENDED        ENDED        ENDED        ENDED        OTHER
                  DECEMBER 31,   INITIAL                   JUNE 30,   NOVEMBER 30, DECEMBER 31, DECEMBER 31,   COMBINED
                      1995       PUBLIC        DEBT          1995         1995         1995         1995     ACQUISITIONS
                  (HISTORICAL) OFFERING(i) RETIREMENT(j) (HISTORICAL) (HISTORICAL) (HISTORICAL) (HISTORICAL) (HISTORICAL)
                  ------------ ----------- ------------- ------------ ------------ ------------ ------------ ------------
Net operating
 revenues.......    $89,711                                  $526        $2,224      $27,340       $3,957      $41,928
Operating
 expenses.......     71,245      $   (64)                     449         2,071       29,657        3,682       35,887
                    -------      -------                     ----        ------      -------       ------      -------
Operating
 income.........     18,466           64                       77           153       (2,317)         275        6,041
Interest
 expense, net...      5,584       (2,505)      $(587)         --             41          452          --           311
                    -------      -------       -----         ----        ------      -------       ------      -------
Income before
 income taxes,
 minority
 interests and
 extraordinary
 item...........     12,882        2,569         587           77           112       (2,769)         275        5,730
Income taxes....      4,631        1,028         --           --            --        (1,140)         --            87
                    -------      -------       -----         ----        ------      -------       ------      -------
Income before
 minority
 interest and
 extraordinary
 item...........      8,251        1,541         587           77           112       (1,629)         275        5,643
Minority
 interest in
 income of
 consolidated
 subsidiaries...      1,784          --          --           --            --           --           --           --
                    -------      -------       -----         ----        ------      -------       ------      -------
Income before
 extraordinary
 item...........    $ 6,467      $ 1,541       $ 587         $ 77        $  112      $(1,629)      $  275      $ 5,643
                    =======      =======       =====         ====        ======      =======       ======      =======
Income per share
 before
 extraordinary
 item...........    $  0.36
                    =======
Weighted average
 number of
 common shares
 and equivalents
 outstanding....     17,824
                    =======
                   PRO FORMA
                  ADJUSTMENTS   COMBINED
                  ------------- --------
Net operating
 revenues.......    $  (351)(b) $164,444
                       (891)(p)
Operating
 expenses.......      4,819 (c)  146,916
                       (830)(p)
                  ------------- --------
Operating
 income.........     (5,231)      17,528
Interest
 expense, net...       (683)(d)    6,230
                      3,617 (e)
                  ------------- --------
Income before
 income taxes,
 minority
 interests and
 extraordinary
 item...........     (8,165)      11,298
Income taxes....       (522)(f)    4,084
                  ------------- --------
Income before
 minority
 interest and
 extraordinary
 item...........     (7,643)       7,214
Minority
 interest in
 income of
 consolidated
 subsidiaries...        190 (g)    1,943
                        (31)(p)
                  ------------- --------
Income before
 extraordinary
 item...........    $(7,802)    $  5,271
                  ============= ========
Income per share
 before
 extraordinary
 item...........                $   0.19
                                ========
Weighted average
 number of
 common shares
 and equivalents
 outstanding....      9,654 (k)   27,478
                  ============= ========

                        TOTAL RENAL CARE HOLDINGS, INC.

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                            YEAR ENDED MAY 31, 1995
                                 (IN THOUSANDS)

                                                                                                                  SOUTH
                                                                          CHICAGO       MIAMI       CAREMARK     CAROLINA
                                                                         FACILITIES   FACILITIES   FACILITIES   FACILITIES
                  THE COMPANY                                            11 MONTHS    12 MONTHS    12 MONTHS    12 MONTHS
                   YEAR ENDED                                              ENDED        ENDED        ENDED        ENDED
                    MAY 31,      AUGUST 1,      INITIAL                  APRIL 30,     MAY 31,      MAY 31,      MAY 31,
                      1995          1994        PUBLIC        DEBT          1995         1995         1995         1995
                  (HISTORICAL) TRANSACTION(L) OFFERING(M) RETIREMENT(N) (HISTORICAL) (HISTORICAL) (HISTORICAL) (HISTORICAL)
                  ------------ -------------- ----------- ------------- ------------ ------------ ------------ ------------
Net operating
 revenues.......    $ 98,968                                              $ 9,691      $ 6,311      $ 45,599     $ 6,306
Operating
 expenses.......      81,809      $   772       $  (100)                    8,587        5,385        45,456       5,746
                    --------      -------       -------                   -------      -------      --------     -------
Operating
 income.........      17,159         (772)          100                     1,104          926           143         560
Interest
 expense, net...       7,203        1,811        (3,141)     $(1,116)          28          --            866         --
                    --------      -------       -------      -------      -------      -------      --------     -------
Income before
 income taxes,
 minority
 interests and
 extraordinary
 item...........       9,956       (2,583)        3,241        1,116        1,076          926          (723)        560
Income taxes....       3,511       (1,032)        1,329                       115                       (298)
                    --------      -------       -------      -------      -------      -------      --------     -------
Income before
 minority
 interest and
 extraordinary
 item...........       6,445       (1,551)        1,912        1,116          961          926          (425)        560
Minority
 interest in
 income of
 consolidated
 subsidiaries...       1,593
                    --------      -------       -------      -------      -------      -------      --------     -------
Income before
 extraordinary
 item...........    $  4,852      $(1,551)      $ 1,912      $ 1,116      $   961      $   926      $   (425)    $   560
                    ========      =======       =======      =======      =======      =======      ========     =======
Income per share
 before
 extraordinary
 item...........    $   0.22
                    ========
Weighted average
 number of
 common shares
 and equivalents
 outstanding....      15,316
                    ========
                     OTHER
                    COMBINED
                  ACQUISITIONS  PRO FORMA
                  (HISTORICAL) ADJUSTMENTS    COMBINED
                  ------------ -------------- ---------
Net operating
 revenues.......    $ 79,912    $    (209)(b) $ 245,045
                                   (1,533)(p)
Operating
 expenses.......      72,063        9,713 (c)   228,007
                                   (1,424)(p)
                  ------------ -------------- ---------
Operating
 income.........       7,849      (10,031)       17,038
Interest
 expense, net...         628       (1,253)(d)    10,481
                                    5,455 (e)
                  ------------ -------------- ---------
Income before
 income taxes,
 minority
 interests and
 extraordinary
 item...........       7,221      (14,233)        6,557
Income taxes....         120       (1,394)(f)     2,351
                  ------------ -------------- ---------
Income before
 minority
 interest and
 extraordinary
 item...........       7,101      (12,839)        4,206
Minority
 interest in
 income of
 consolidated
 subsidiaries...                      161 (g)     1,701
                                      (53)(p)
                  ------------ -------------- ---------
Income before
 extraordinary
 item...........    $  7,101    $ (12,947)    $   2,505
                  ============ ============== =========
Income per share
 before
 extraordinary
 item...........                              $    0.09
                                              =========
Weighted average
 number of
 common shares
 and equivalents
 outstanding....                   11,404 (o)    26,720
                               ============== =========

                        TOTAL RENAL CARE HOLDINGS, INC.

          NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME

1. BASIS OF PRESENTATION

  The Unaudited Pro Forma Combined Statement of Income for the nine months ended September 30, 1996 gives effect to the acquisition by the Company of the Nephrology Services Business of Caremark International Inc. on March 15, 1996 (the "Caremark Facilities"), two facilities located in South Carolina on March 15, 1996 (the "South Carolina Facilities") and individually insignificant acquisitions consummated during the period January 1, 1996 through October 30, 1996, and individually insignificant acquisitions which were probable as of October 30, 1996, in each case as if such acquisitions were consummated on January 1, 1996. The Unaudited Pro Forma Combined Statement of Income for the nine months ended September 30, 1996 also gives effect to the retirement of all outstanding 12% Senior Subordinated Discount Notes in July and September 1996 (the "Debt Retirement") as if it occurred on January 1, 1996.

  The Unaudited Pro Forma Combined Statement of Income for the seven months ended December 31, 1995 gives effect to the acquisition by the Company of three facilities located in the Miami area on July 17, 1995 (the "Miami Facilities"), two facilities located in Texas on December 1, 1995 (the "Southwest Facilities"), the Caremark Facilities, the South Carolina Facilities and individually insignificant acquisitions consummated during the period June 1, 1995 through October 30, 1996, and individually insignificant acquisitions which were probable as of October 30, 1996, in each case as if such acquisitions were consummated on June 1, 1995. The Unaudited Pro Forma Combined Statement of Income for the seven months ended December 31, 1995 also gives effect to the Company's initial public offering on October 30, 1995 (the "Initial Public Offering"), the Company's secondary offering on April 3, 1996 (the "Secondary Offering") and the Debt Retirement as if such transactions occurred on June 1, 1995.

  The Unaudited Pro Forma Combined Statement of Income for the fiscal year ended May 31, 1995 gives effect to the acquisition by the Company of five facilities located in the Chicago area on May 1, 1995 (the "Chicago Facilities"), the Miami Facilities, the Caremark Facilities, the South Carolina Facilities and individually insignificant acquisitions consummated during the period June 1, 1994 through October 30, 1996, and individually insignificant acquisitions which were probable as of October 30, 1996, in each case as if such acquisitions were consummated on June 1, 1994. The Southwest Facilities, which commenced operations in April 1995, had de minimis operations during the twelve months ended May 31, 1995 and, therefore, are not included in the Unaudited Pro Forma Combined Statement of Income for the fiscal year ended May 31, 1995. The Unaudited Pro Forma Combined Statement of Income for the fiscal year ended May 31, 1995 also gives effect to the sale by Tenet Healthcare Corporation of approximately 75% of its ownership interest in the Company to DLJ Merchant Banking Partners, L.P. and certain of its affiliates in August 1994 (the "August 1994 Transaction"), the Initial Public Offering, the Secondary Offering and the Debt Retirement as if such transactions occurred on June 1, 1994.

  The pro forma adjustments are based on consideration exchanged, including the estimated fair value of assets acquired, liabilities assumed and common stock issued. The actual adjustments, which will be based on valuations of fair value as of the date of acquisition, may differ from those made herein.

  Net income per common share data and weighted average number of shares and equivalents outstanding for the nine months ended September 30, 1996, for the seven months ended December 31, 1995 and for the fiscal year ended May 31, 1995 assume that any shares issued in connection with the acquisitions were outstanding from January 1, 1996 and June 1, 1995 and 1994, respectively.

2. PRO FORMA ADJUSTMENTS

  (a) To reflect the redemption of 12% Senior Subordinated Discount Notes as if it occurred on January 1, 1996. Specifically to reduce interest expense assuming the redemption, offset by borrowings under the Senior Credit Facility and further offset by interest income foregone.

  During the quarter ended September 30, 1996, the Company repurchased $65 million, at maturity, of the 12% Senior Subordinated Discount Notes for $67.3 million resulting in an extraordinary loss, net of tax, of $7.7 million which is not included in the Unaudited Pro Forma Combined Statement of Income.

                        TOTAL RENAL CARE HOLDINGS, INC.

  (b) To eliminate management fees earned by the combined entities.

  (c) To amortize goodwill, non-compete agreements and patient charts resulting from the acquisitions on a straight-line basis over 25, 10 or 5 years, respectively.

  (d) To eliminate interest expense on borrowings not assumed by the Company.

  (e) To record interest expense resulting from acquisitions funded in whole or in part by borrowings from the senior credit facility.

  (f) To record income tax effects related to the pro forma adjustments.

  (g) To record the minority interest income from five partnerships acquired.

  (h) Income per share and weighted average number of common shares and equivalents outstanding assume 62,000 shares and share equivalents issued to purchase the individually insignificant acquisitions were outstanding for the entire nine-month period ended September 30, 1996.

  Income per share and weighted average number of common shares and equivalents outstanding also assume that shares issued in the Secondary Offering to the extent that cash generated from such shares were used to purchase facilities and were outstanding from January 1, 1996 to the date of the Secondary Offering as follows:

   Caremark Facilities................................................ 1,741,000
   All other acquisitions.............................................   926,000

  (i) To reflect the Initial Public Offering and subsequent use of proceeds to redeem 12% Senior Subordinated Discount Notes as if it occurred on June 1, 1995. Specifically, to reduce interest expense assuming paydown of a portion of the 12% Senior Subordinated Discount Notes and amounts outstanding under the line of credit. On December 7, 1995 the Company redeemed 35% of the accreted value of the 12% Senior Subordinated Discount Notes equaling $28,749,000 at a redemption premium of 111% for a redemption price of $31,912,000. An extraordinary loss of $2,555,000 (net of income tax effect) resulted from this transaction which is not included on the Unaudited Pro Forma Combined Statement of Income. The additional reduction in interest expense incurred under the line of credit assumes that cash generated by the stock offering was used to purchase all facilities acquired and that the line of credit was not drawn for these acquisitions.

  (j) To reflect the Debt Retirement as if it occurred on June 1, 1995. See note (a) above.

  (k) Income per share and weighted average number of common shares and equivalents outstanding assume the following shares and share equivalents issued to purchase facilities were outstanding for the entire seven month period ended December 31, 1995:

   Miami Facilities..................................................... 333,000
   Southwest Facilities.................................................  35,000
   All other acquisitions............................................... 471,000

  Income per share and weighted average number of common shares and equivalents outstanding also assume that shares issued in the Initial Public Offering and Secondary Offering to the extent that cash generated from

                        TOTAL RENAL CARE HOLDINGS, INC.

such shares (instead of the senior credit facility) would have been used to purchase facilities were outstanding from June 1, 1995 to the date of the Initial Public Offering or December 31, 1995, respectively, as follows:

   Chicago Facilities.................................................   505,000
   Miami Facilities...................................................   345,000
   South Carolina Facilities..........................................   803,000
   Caremark Facilities................................................ 1,741,000
   All other acquisitions............................................. 2,630,000

  Income per share and weighted average number of common shares and equivalents also assume that 2,233,000 shares issued in the Initial Public Offering to redeem the 12% Senior Subordinated Discount Notes were outstanding from June 1, 1995 to the date of the Initial Public Offering.

  (l) To reflect the August 1994 Transaction as if it occurred on June 1, 1994. Specifically, to reflect an increase in general and administrative expenses ($625,000) for estimated incremental costs of the Company as a stand-alone entity, increases in interest expense ($1,811,000), amortization expenses ($105,000) and bank fees ($42,000) related to the issuance of the 12% Senior Subordinated Discount Notes and a corresponding decrease in income taxes ($1,032,000) for the tax effect of the pro forma adjustments.

  (m) To reflect the Initial Public Offering and subsequent use of proceeds to redeem subordinated debt as if it occurred on June 1, 1994. See note (i) above.

  (n) To reflect the Debt Retirement as if it occurred on June 1, 1994. See note (a) above.

  (o) Income per share in the audited financial statements for the year ended May 31, 1995 was computed as if the August 1994 Transaction had occurred on June 1, 1994. Income per common share and weighted average numbered of common shares and equivalents outstanding computed using such assumptions were $0.22 and 15,316,000, respectively.

  Income per share and weighted average number of common shares and equivalents outstanding assume the following shares and share equivalents issued to purchase facilities were outstanding for the entire year:

   Chicago Facilities.................................................   515,000
   Miami Facilities...................................................   333,000
   All other acquisitions............................................. 1,029,000

  Income per share and weighted average number of common shares and equivalents outstanding also assume that shares issued in the Initial Public Offering and Secondary Offering to the extent that cash generated from such shares (instead of the senior credit facility) would have been used to purchase facilities were outstanding for the entire year as follows:

   Chicago Facilities.................................................   707,000
   Miami Facilities...................................................   483,000
   South Carolina Facilities..........................................   803,000
   Caremark Facilities................................................ 1,741,000
   All other acquisitions............................................. 2,991,000

  Income per share and weighted average number of common shares and equivalents also assume that 2,233,000 shares issued in the Initial Public Offering to redeem the 12% Senior Subordinated Discount Notes were outstanding for the entire period.

  (p) To eliminate the minority interest related to the acquisition of the remaining interest in a facility. The facility balances are included in both the Company historical totals and the Other Combined Acquisitions historical totals and, therefore, are adjusted in the Pro Forma Adjustments column.